UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 01, 2024

Vivid Seats Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40926	86-3355184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 E. Washington Street Suite 900
Chicago, Illinois		60602
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 312 291-9966

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SEAT	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A common stock	SEATW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 6, 2024, Vivid Seats Inc. (the “Company”) issued a press release providing financial results for the second quarter ended June 30, 2024, a copy of which is attached as Exhibit 99.1 hereto.

The information set forth under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2024, the Company’s Board of Directors (the “Board”) elected Adam Stewart as a director, contingent and effective immediately upon the resignation of a to-be-determined director that is expected to occur no later than November 3, 2024 in connection with the Company’s phased-in compliance with the rules of the Nasdaq Stock Market LLC (the “Nasdaq Rules”) applicable to a former “controlled company” (as defined in the Nasdaq Rules). Mr. Stewart will serve as a member of the class of directors of such resigning director. The Board expects Mr. Stewart to serve on its Nominating and Corporate Governance Committee upon the effectiveness of his election.

The Board has determined that Mr. Stewart qualifies as an “Independent Director” (as defined in the Nasdaq Rules). Upon the effectiveness of Mr. Stewart’s election, a majority of the Board will be comprised of Independent Directors.

Mr. Stewart was designated as a director by Hoya Topco, LLC pursuant to the Stockholders’ Agreement, dated October 18, 2021, among the Company, Hoya Topco, LLC and Hoya Sponsor, LLC. There are no transactions involving Mr. Stewart and the Company that would be required to be disclosed under Item 404(a) of Regulation S-K.

Mr. Stewart will receive compensation consistent with that received by the Company’s other non-employee directors, as described in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Vivid Seats Inc., dated August 6, 2024
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vivid Seats Inc.

Date:	August 6, 2024	By:	/s/ Lawrence Fey
Lawrence Fey Chief Financial Officer